UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2010 (September 30, 2010)

NORFOLK SOUTHERN CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241 (Address of principal executive offices)	(757) 629-2680 (Registrant’s telephone number, including area code)

No Change
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On September 30, 2010, the Registrant issued a press release announcing the extension of the early exchange date for its private exchange offer (the “Exchange Offer”) for its outstanding 7.90% Notes due 2097 until midnight, New York City time, on October 14, 2010, which is also the expiration date of the Exchange Offer.  The Registrant also announced the results of its Exchange Offer through 5:00 pm, New York City time, on September 29, 2010.  The Exchange Offer will expire on October 14, 2010, unless extended by the Registrant. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated September 30, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Howard D. McFadden
Name: Howard D. McFadden
Title: Corporate Secretary

Date: September 30, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 30, 2010.